UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2010

FIRST FINANCIAL CORPORATION
 (Exact name of registrant as specified in its charter)

Indiana	000-16759	35-1546989
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One First Financial Plaza Terre Haute, Indiana	47807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 238-6000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 21, 2010, the Annual Meeting of Stockholders of First Financial Corporation (the “Company”) was held. At the Annual Meeting, the Company’s stockholders voted on the following matters:
1. On the matter of the election of four directors to serve for the terms indicated in the proxy statement relating to the Annual Meeting, the final vote was as follows:

		Votes Withheld or		Broker
Nominees	Votes For	Against	Abstain	Non-Votes
W. Curtis Brighton	7,797,505	813,266	-0-	3,819,436
William R Krieble	7,594,874	1,015,897	-0-	3,819,436
Ronald K. Rich	6,263,237	2,347,534	-0-	3,819,436
Donald E. Smith	7,490,665	1,120,106	-0-	3,819,436
2. On the matter of the proposal ratifying the appointment of Crowe Horwath and Company LLP as the independent registered public accounting firm for fiscal year ending December 31, 2010, the final vote was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
8,487,296	14,223	91,655	3,214,033
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 26, 2010

FIRST FINANCIAL CORPORATION
By:	/s/ Norman L. Lowery
Norman L. Lowery
Vice Chairman and Chief Executive Officer

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